UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 17, 2017

ASHLAND GLOBAL HOLDINGS INC.
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation or Organization)	333-211719 (Commission File Number)	81-2587835 (IRS Employer Identification No.)

50 E. RiverCenter Boulevard Covington, Kentucky 41011 (Address of principal executive offices)

(859) 815-3333
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐  Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐  Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01.                          Entry into a Material Definitive Agreement.

On May 17, 2017 (such date, the “Closing Date”), Ashland LLC, a Kentucky limited liability company (the “Company”) and an indirect subsidiary of Ashland Global Holdings Inc., a Delaware corporation (“Ashland”), entered into a Credit Agreement (the “Credit Agreement”) among the Company, as Borrower, The Bank of Nova Scotia, as Administrative Agent, each lender and letter of credit issuer party thereto and the other agents party thereto. The Credit Agreement provides for (i) a $250 million three-year term loan A facility (the “Three-Year TLA Facility”), (ii) a $250 million five-year term loan A facility (the “Five-Year TLA Facility” and together with the Three-Year TLA Facility, the “TLA Facilities”) and (iii) a $680 million five-year revolving credit facility (including a $125 million letter of credit sublimit) (the “Revolving Facility” and together with the TLA Facilities, the “Credit Facilities”). Proceeds of borrowings under the TLA Facilities were used on the Closing Date solely to finance the acquisition of the shares of Pharmachem Laboratories, Inc., a privately-held New Jersey corporation (“Pharmachem”), and the proceeds of the Revolving Facility were used on the Closing Date to finance, in part, the Acquisition (as defined below) and to refinance the Company’s existing credit agreement dated as of June 23, 2015 (the “Existing Credit Agreement”). After the Closing Date, proceeds of borrowings under the Revolving Facility will be used, among other things, to provide ongoing working capital and for other general corporate purposes. The Company expects, within 30 days after the Closing Date, to increase the aggregate commitments under the Revolving Facility from $680 million to $800 million pursuant to the incremental facility provisions of the Credit Agreement.

On the Closing Date, commitments under the Existing Credit Agreement were terminated.

The Credit Agreement permits the assignment of the Company’s obligations under the TLA Facilities to either Ashland Specialties Holding C.V. or Ash Global Holdings Two B.V., as the Company may elect (such entity as so elected, “Ashland Netherlands”).  The Credit Facilities are guaranteed by Ashland, Ashland Chemco Inc. (a direct subsidiary of Ashland and a parent of the Company), and the Company’s existing and future subsidiaries (other than certain immaterial subsidiaries, joint ventures, special purpose financing subsidiaries, regulated subsidiaries, foreign subsidiaries and certain other subsidiaries) and, solely with respect to the TLA Facilities following the assignment thereof to Ashland Netherlands, by the Company, and are secured by a first-priority security interest in substantially all the personal property assets of the Company and the guarantors, including all or a portion of the equity interests of certain of the Company’s domestic subsidiaries and first-tier foreign subsidiaries and, in certain cases, a portion of the equity interests of other foreign subsidiaries.  The guarantees of the Credit Facilities by the Company’s subsidiaries and pledge of security interests by such guarantors may, at the Company’s option, be released upon and during the occurrence of a Collateral Release Event (as defined in the Credit Agreement).

At the Company’s option, loans issued under the Credit Agreement will bear interest at either LIBOR or an alternate base rate, in each case plus the applicable interest rate margin. Loans will initially bear interest at LIBOR plus 1.75% per annum, in the case of LIBOR borrowings, or at the alternate base rate plus 0.75%, in the alternative, through and including the date of delivery of a quarterly compliance certificate and thereafter the interest rate will fluctuate between LIBOR plus 1.375% per annum and LIBOR plus 2.500% per annum (or between the alternate base rate plus 0.375% per annum and the alternate base rate plus 1.500% annum), based upon the Company’s secured facilities ratings or the Consolidated Net Leverage Ratio (as defined in the Credit Agreement) (whichever yields a lower applicable interest rate margin) at such time. In addition, the Company will initially be required to pay fees of 0.25% per annum on the daily unused amount of the Revolving Facility through and including the date of delivery of a compliance certificate, and thereafter the fee rate will fluctuate between 0.175% and 0.40% per annum, based upon the Company’s secured facilities rating or the Consolidated Net Leverage Ratio (whichever yields a lower applicable rate).

The Credit Facilities may be prepaid at any time without premium. The Three-Year TLA Facility will not amortize and will be due on the date that is three years after the Closing Date.  The Five-Year TLA Facility will not amortize in each of the first, second and third years after the Closing Date and will amortize at a rate of 20% per annum in each of the fourth and fifth years after the Closing Date (payable in equal quarterly installments), with the outstanding balance of the Five-Year TLA Facility to be paid on the date that is five years after the Closing Date.

The Credit Agreement contains usual and customary representations and warranties, and usual and customary affirmative and negative covenants, including limitations on liens, additional indebtedness, investments, restricted payments, asset sales, mergers, affiliate transactions and other customary limitations, as well as financial covenants (including maintenance of a maximum Consolidated Net Leverage Ratio and a minimum Consolidated Interest Coverage Ratio (as defined in the Credit Agreement)). The Credit Agreement also contains usual and customary events of default, including non-payment of principal, interest, fees and other amounts, material breach of a representation or warranty, non-performance of covenants and obligations, default on other material debt, bankruptcy or insolvency, material judgments, incurrence of certain material ERISA liabilities, impairment of loan documentation or security and change of control.

A copy of the Credit Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The above description of the Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Credit Agreement filed with this Current Report on Form 8-K.

Item 2.01.                          Completion of Acquisition or Disposition of Assets.

On May 17, 2017, the Company completed its previously announced acquisition of Pharmachem pursuant to the terms of the Stock Purchase Agreement, dated April 14, 2017, as amended (the “Agreement”), by and among (i) the Company, (ii) Pharmachem, (iii) the shareholders of Pharmachem and Dr. David Peele, a shareholder of Avoca, Inc. (“Avoca”), a subsidiary of Pharmachem (collectively, the “Sellers”) and (iv) Photon SH Representative LLC, as the shareholders’ representative.

Pursuant to the terms of the Agreement, the Company acquired all of the outstanding equity interests of Pharmachem (the “Pharmachem Stock Purchase”) for $660 million in cash (the “Purchase Price”).  Immediately following the Pharmachem Stock Purchase, Pharmachem acquired all of the shares of common stock of Avoca owned by Dr. David Peele (the “Avoca Stock Purchase” and, together with the Pharmachem Stock Purchase, the “Acquisition”).  Avoca is now a wholly owned subsidiary of Pharmachem.  The Purchase Price is subject to post-closing adjustments for net working capital, cash, indebtedness and transaction expenses.

A copy of the Agreement, as amended, is attached as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K and is incorporated herein by reference.  The above description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement filed with this Current Report on Form 8-K.

The Agreement has been included to provide investors with information regarding the terms of the Acquisition contemplated thereby.  The Agreement is not intended to provide any other factual information about the Company or Pharmachem or its respective subsidiaries or affiliates.  The Agreement contains representations and warranties of the Company, Pharmachem and the Sellers.  The assertions embodied in those representations and warranties were made for purposes of the Agreement and are qualified by information in disclosure schedules that the parties have exchanged in connection with the execution of the Agreement.  The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Agreement.  In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what an investor might view as material, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts.  Accordingly, you should read the representations and warranties in the Agreement not in isolation but only in conjunction with the other information about the Company, Pharmachem and their respective subsidiaries that are included in reports, statements and other filings made by the Company with the Securities and Exchange Commission.

Item 2.03.                          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 8.01.                          Other Events.

Issuance of News Release

On May 17, 2017, Ashland issued a news release in connection with the closing of its previously announced Acquisition.  The full text of the news release is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” “should,” “plans” and “intends” and the negative of these words or other comparable terminology. These forward-looking statements include statements relating to our expectation that the Company will increase the aggregate commitments under the Revolving Facility pursuant to the incremental facility provisions of the Credit Agreement. In addition, Ashland may from time to time make forward-looking statements in its annual reports, quarterly reports and other filings with the SEC, news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: Ashland’s substantial indebtedness (including the indebtedness that Ashland has incurred to finance the acquisition of Pharmachem and the possibility that Ashland’s substantial indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); the impact of acquisitions and/or divestitures Ashland has made or may make, including the acquisition of Pharmachem (including the possibility that Ashland may not realize the anticipated benefits of such transactions, such as the expected sales and growth opportunities, synergies and cost savings and the ability of Ashland to integrate the businesses of Pharmachem successfully and efficiently with Ashland’s businesses); and severe weather, natural disasters, and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in Ashland’s most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this report whether as a result of new information, future events or otherwise. Information on Ashland’s and Pharmachem’s websites is not incorporated into or a part of this report.

Item 9.01.                          Financial Statements and Exhibits.

(d) Exhibits.  The following Exhibits are filed as part of this Report on Form 8-K.

Exhibit Number	Description of Exhibit
2.1
Stock Purchase Agreement, dated April 14, 2017, by and among Ashland LLC, Pharmachem Laboratories, Inc., the holders of common stock of Pharmachem Laboratories, Inc., Dr. David Peele, and Photon SH Representative LLC, solely as the shareholders’ representative.

2.2
Amendment No. 1 to the Stock Purchase Agreement, dated May 16, 2017, by and among Ashland LLC, Pharmachem Laboratories, Inc., the holders of common stock of Pharmachem Laboratories, Inc., Dr. David Peele, and Photon SH Representative LLC, solely as the shareholders’ representative.

10.1
Credit Agreement, dated as of May 17, 2017, among Ashland LLC, as Borrower, The Bank of Nova Scotia, as Administrative Agent, Swing Line Lender and an L/C Issuer, each Lender and L/C Issuer party thereto and the other agents party thereto.

99.1	News Release issued by Ashland Global Holdings Inc., dated May 17, 2017.

In connection with the disclosures set forth in Item 8.01 above, the information in such item of this Form 8-K, including the related exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in such item of this Form 8-K, including the related exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Form 8-K will not be deemed an admission as to the materiality of any information in this Form 8-K that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND GLOBAL HOLDINGS INC.
(Registrant)

May 18, 2017	By:	/s/ Peter J. Ganz
Peter J. Ganz
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1
Stock Purchase Agreement, dated April 14, 2017, by and among Ashland LLC, Pharmachem Laboratories, Inc., the holders of common stock of Pharmachem Laboratories, Inc., Dr. David Peele, and Photon SH Representative LLC, solely as the shareholders’ representative.

2.2
Amendment No. 1 to the Stock Purchase Agreement, dated May 16, 2017, by and among Ashland LLC, Pharmachem Laboratories, Inc., the holders of common stock of Pharmachem Laboratories, Inc., Dr. David Peele, and Photon SH Representative LLC, solely as the shareholders’ representative.

10.1
Credit Agreement, dated as of May 17, 2017, among Ashland LLC, as Borrower, The Bank of Nova Scotia, as Administrative Agent, Swing Line Lender and an L/C Issuer, each Lender and L/C Issuer party thereto and the other agents party thereto.

99.1	News Release issued by Ashland Global Holdings Inc., dated May 17, 2017.